THIRD AMENDMENT TO THE

OPERATING AGREEMENT

OF

ILX-BRUNO L.L.C.

An Arizona limited liability company

This Third Amendment to the Operating Agreement of ILX-Bruno LLC, an Arizona limited liability company (Third Amendment) is entered into effective as of the 25th day of July, 2006, by and among ILX Resorts Incorporated, an Arizona corporation (“ILX”) as a Member and as the Manager and James Bruno Enterprises LLC, an Arizona limited liability company as a Member (Bruno).

1.

Amendment.

Paragraph 3.2.1 (1) of the Restated First Amendment to the Operating Agreement of ILX-Bruno LLC, an Arizona limited liability company (Restated First Amendment) effective as of the 27th day of September 2005, and the Second Amendment to the Operating Agreement of ILX-Bruno LLC effective as of the 24th day of July is further amended in full as set forth below:

“Bruno shall contribute an additional Capital Contribution of $200,000 in good funds by wire to the bank of the Company on or before 2:00 P.M. Mountain Standard Time on Tuesday, July 25, 2006, for working capital purposes.  As of the date such funds are received by the Company as aforesaid, the Percentage Interests shall be ILX Resorts Incorporated 87.0% and James Bruno Enterprises LLC 13.0%.”

2.

Full Force and Effect.  Except as modified by this Third Amendment, the Operating Agreement and Restated First Amendment and Second Amendment and each of their respective terms and conditions remain in full force and effect.

Members:

Manager:

JAMES BRUNO ENTERPRISES, LLC

ILX RESORTS INCORPORATED

An Arizona limited liability company

An Arizona corporation

By:

By:

James A. Bruno

Nancy J. Stone

Its:

Manager

Its:

President

By:

Shelly D. Bruno

Its:

Manager

ILX RESORTS INCORPORATED,

An Arizona corporation

By:

Nancy J. Stone

Its:

President